                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 9, 2001
                                        ----------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                      0-25762           54-1719855
--------------------------------    --------------     --------------------
(State or other jurisdiction of     (Commission         (IRS Employer
        incorporation)               File Number)      Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                  23060
--------------------------------------------------              --------------
   (Address of principal executive offices)                       (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.             OTHER EVENTS
                    The October 2001 monthly Certificateholder's Statements to investors were distributed November 9, 2001.


ITEM 7 (c).         EXHIBITS

                    The following are filed as exhibits to this Report under
Exhibit 20:

                    1.  October performance Summary
                    2.  Series 1996-2 Class A and Class B Certificateholder's Statements
                         for the month of October 2001.
                    3.  Series 1996-3 Class A and Class B Certificateholder's Statements
                         for the month of October 2001.
                    4.  Series 1997-1 Class A and Class B Certificateholder's Statements
                          for the month of October 2001.
                    5.  Series 1997-2 Class A and Class B Certificateholder's Statements
                           for the month of October 2001.
                    6.  Series 1998-1 Class A and Class B Certificateholder's Statements
                           for the month of October 2001.
                    7.  Series 1998-4 Class A and Class B Certificateholder's Statements
                           for the month of October 2001.
                    8.  Series 1999-1 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    9.  Series 1999-2 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    10.  Series 1999-3 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    11. Series 2000-1 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    12. Series 2000-2 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    13. Series 2000-3 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    14. Series 2000-4 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    15. Series 2000-5 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    16. Series 2001-1 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    17. Series 2001-2 Class A and Class B Certificateholder's Statements
                           for the month of October 2001

                    18. Series 2001-3 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    19. Series 2001-4 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    20. Series 2001-5 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    21. Series 2001-6 Class A and Class B Certificateholder's Statements
                           for the month of October 2001
                    22. Series 2001-7 Class A and Class B Certificateholder's Statements
                           for the month of October 2001

                    23. Trust Excess Spread Analysis


                                    SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.


                                  CAPITAL ONE MASTER TRUST

                                  By:    CAPITAL ONE BANK
                                         Servicer


                                  By:     /s/David M. Willey
                                          -------------------------------------
                                          David M. Willey
                                          Senior Vice President of Corporate
                                          Financial Management
Date:  November 9, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                             ----------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                EXHIBITS                                                        PAGE
------                --------                                                        ------------
     1                October performance Summary                                             07


     2                Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       09

     3                Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       11

     4                Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       13

     5                Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       15

     6                Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       17

     7                Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       19

     8                Series 1999-1 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       21

     9                Series 1999-2 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       23

     10               Series 1999-3 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       25

     11               Series 2000-1 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       27

     12               Series 2000-2 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       29

     13               Series 2000-3 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       31

     14               Series 2000-4 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       33

     15               Series 2000-5 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       35

     16               Series 2001-1 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       37

     17               Series 2001-2 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       39

     18               Series 2001-3 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       41

     19               Series 2001-4 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       43

     20               Series 2001-5 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       45

     21               Series 2001-6 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       47

     22               Series 2001-7 Class A and Class B Certificate-
                      holder's Statements for the month of October 2001                       49

     23               Trust Excess Spread Analysis                                            51